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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         For the month of April, 1996


                                 ISRAMCO, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                            (State of Incorporation)

             800 Fifth Avenue, New York, New York 10021  Suite 21-D
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                    (Address of principal executive offices)

                                  212-888-0200
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                               (Telephone number)

                        0-12500                    13-3145265
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                   Commission File No.          IRS Employer ID No.


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Item 5.          Other Events.

                 Extension of Warrants. The Board of Directors approved the extension of the Expiration Date of its Class A Warrants from April 16, 1996 to April 16, 1997 and the Expiration Date of its Class B Warrants from April 16, 1996 to April 16, 1997. Attached hereto as Exhibit A and incorporated herein by reference is a copy of the Eighth Amendment to the April 15, 1993 Warrant Agreement between the Company and the Warrant Agent.

Item 7.          Exhibits.

                 Exhibit A - Eighth Amendment to Warrant Agreement







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Isramco, Inc.
                                        (registrant)

  April 1, 1996                         By: /s/ JOSEPH ELMALEH
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     (date)                                 Joseph Elmaleh
                                            Chairman of the Board





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                                EXHIBIT INDEX
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            Exhibit A   -    Eighth Amendment to Warrant Agreement